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                                                                    EXHIBIT 10.4

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                         CHILDREN'S BROADCASTING CORPORATION

                            COMMON STOCK PURCHASE WARRANT

     1. ISSUANCE. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation (the "Company"), DOMINION CAPITAL LIMITED, or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 p.m., New York City time, on June 26, 2003 (the "Expiration Date"), Twenty-Five Thousand (25,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") at an initial exercise price not exceeding $3.7734375 per share (the "Exercise Price"), subject to further adjustment as set forth in Section 6.

     2. EXERCISE OF WARRANTS. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value (as hereinafter defined) to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total Exercise Price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing price of a share of Common Stock for the five (5) consecutive trading days ending on the day preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate.

     3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or
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destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   PROTECTION AGAINST DILUTION.

          a. ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of shares of Common Stock as will cause (i) the total number of share of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder was entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          b. CAPITAL ADJUSTMENTS. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, spin-off, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section 6 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to shareholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

     7.   TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION RIGHTS.

          a. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant and the Warrant Shares shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7.

          b. The Company agrees to file a registration statement, which shall include the Warrant Shares, pursuant to the Registration Rights Agreement between the Company and the Holder dated as of the date hereof.

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     8.   NOTICES.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

          a.   if to the Company, to:

               Children's Broadcasting Corporation
               724 First Street North, Fourth Floor
               Minneapolis, Minnesota 55401
               Attn: Chief Financial Officer
               Facsimile:  (612) 338-4318

          b.   if to the Holder, to:

               Dominion Capital Limited
               90 Grove Street
               Executive Pavilion
               Ridgefield, CT 06877
               Attn: Steven Hicks
               Facsimile: (203) 431-8301

Any party may give notice in accordance with this Section 8 until the other party designates another address or person for receipt of notices hereunder.

     9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based ON FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions.

     11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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     12.  DESCRIPTIVE HEADINGS.  Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the undersigned officer has executed this Warrant as of this 26th day of June, 1998.

                              CHILDREN'S BROADCASTING CORPORATION

                              By: /s/ James G. Gilbertson
                                 -------------------------------------
                                   James G. Gilbertson
                                   Chief Operating Officer